UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 30, 2020

Vantage Drilling International

(Exact name of registrant as specified in its charter)

Cayman Islands	333-217678	98-1372204
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Vantage Energy Services, Inc.

777 Post Oak Boulevard, Suite 800

Houston, TX 77056

(Address of principal executive offices) (Zip Code)

(281) 404-4700

(Registrant’s telephone number, including area code)

(Not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Item 5.02.	Appointment of Certain Officers; Election of Directors; Departure of Directors or Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2020, as part of our efforts to reduce operating and corporate costs in light of the global economic decline and the public health crisis resulting from the spread of COVID-19, each named executive officer agreed to a 20% reduction in salary effective April 1, 2020 until June 30, 2020.  As of July 1, 2020, these salaries were to revert to the salaries then in effect as of March 31, 2020.  On June 30, 2020, each named executive officer agreed to a 10% reduction to their salary in effect as of March 31, 2020 with such reduction to take effect on July 1, 2020.  The reduction in base salary will have no effect on the other terms of the named executive officers’ employment agreements.

Item 8.01.	Other Events.

On June 30, 2020, Vantage Drilling International (the “Company”) issued a press release announcing it was awarded a drilling contract for the Topaz Driller. A copy of the press release is furnished as Exhibit 99.1 to this report.

Also, on June 30, 2020, the Company provided updates to the status of its drilling contracts, as reflected in the fleet status report filed as exhibit 99.2 hereto.

***

This foregoing is provided for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to purchase, or an offer to purchase with respect to, any securities.

The information above includes forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to certain risks, uncertainties and assumptions identified above or as disclosed from time to time in the Company’s filings with the Securities and Exchange Commission. As a result of these factors, actual results and outcomes may differ materially from those indicated or implied by such forward-looking statements. The Company disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release of Vantage Drilling International dated June 30, 2020
99.2	Fleet Status Report, dated June 30, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2020

VANTAGE DRILLING INTERNATIONAL

/s/ Douglas E. Stewart
Douglas E. Stewart Chief Financial Officer, General Counsel and Corporate Secretary

– FLEET ST